UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

FOREST LABORATORIES, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5438	47-1225595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue

New York, NY 10022-4731

(Address of Principal Executive Offices, including Zip code)

(212) 421-7850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2014, Tango Merger Sub 2 LLC (“Merger Sub 2”), as successor to Forest Laboratories, Inc. (the “Company” or “Forest”) following the completion of the Mergers (as defined below) and which was later renamed Forest Laboratories, LLC, entered into supplemental indentures (the “5.00% Supplemental Indentures”) to Forest’s indenture dated as of December 10, 2013 for the issuance of Forest’s $1,200 million in aggregate principal amount of outstanding 5.00% Senior Notes due 2021 (the “5.00% Notes”), among Forest and Wells Fargo Bank, National Association, as trustee.

On July 1, 2014, Merger Sub 2, as successor to Forest following the completion of the Mergers, entered into supplemental indentures (the “4.375% Supplemental Indentures”) to Forest’s indenture dated as of January 31, 2014 for the issuance of Forest’s $1,050 million in aggregate principal amount of outstanding 4.375% Senior Notes due 2019 (the “4.375% Notes”), among Forest and Wells Fargo Bank, National Association, as trustee.

On July 1, 2014, Merger Sub 2, as successor to Forest following the completion of the Mergers, entered into supplemental indentures (the “4.875% Supplemental Indentures” and, together with the 5.00% Supplemental Indentures and the 4.375% Supplemental Indentures, the “Supplemental Indentures”) to Forest’s indenture dated as of January 31, 2014 for the issuance of Forest’s $750 million in aggregate principal amount of outstanding 4.875% Senior Notes due 2021 (the “4.875% Notes” and, together with the 5.00% Notes and the 4.375% Notes, the “Notes”), among Forest and Wells Fargo Bank, National Association, as trustee.

The Supplemental Indentures provide for the assumption by Merger Sub 2 of Forest’s obligations under the Notes, and a full and unconditional guarantee by Actavis of Merger Sub 2’s obligations under the Forest Notes. Upon the execution of the Supplemental Indentures, Forest’s waiver and amendment, dated June 12, 2014 to its registration rights agreements dated as of (i) December 10, 2013 providing for registration rights with respect to the 5.00% Notes and (ii) January 31, 2014 providing for registration rights with respect to the 4.375% Notes and the 4.875% Notes, and the related supplemental indentures, became effective. The Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report and are incorporated by reference as if set forth in full.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.2	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.3	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.4	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.5	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.6	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST LABORATORIES, LLC

Date: July 2, 2014

/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.2	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.3	Second Supplemental Indenture, between Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.4	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.5	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

4.6	Third Supplemental Indenture, among Actavis plc, Tango Merger Sub 2 LLC and Wells Fargo Bank, National Association, as trustee, dated July 1, 2014.

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